Financial Results for Third Quarter Ended Sep 30, 2018 Pilgrim’s Pride Corporation (NASDAQ: PPC)

Cautionary Notes and Forward-Looking Statements  Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words “anticipate,” “believe,” “estimate,” “should,” “expect,” “project,” “plan,” “imply,” “intend,” “foresee” and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described herein and under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”).  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements.. 222

2018 Pullet Placements Up 1.6% YTD Intended Pullet Placements 9,000 8,500 8,000 7,500 7,000 6,500 Thousand Head Thousand 6,000 5,500 5,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2017 2018 5 year avg.  Continued Y/Y increases in pullet placements to support a less productive flock and new plants for 2019. Source: USDA 333

Breeders Declining as Egg Production Has Marginally Improved Broiler Type Hatching Layers Egg Production per 100 Layers 60,000 1,950 59,000 1,900 58,000 57,000 1,850 56,000 1,800 55,000 1,750 54,000 Eggs 1,700 ThousandHead 53,000 1,650 52,000 51,000 1,600 50,000 1,550 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2017 2018 5 year avg. 2017 2018 5 year avg.  Hatching layers are declining back towards 2017 levels as productivity has improved but still below prior breed; a larger layer flock is still required to support new industry capacity next year. Source: USDA 444

Hatchery Utilization Remains Elevated Hatchery Utilization 96.00% 94.00% 92.00% % 90.00% 88.00% 86.00% 84.00% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2016 2017 2018 5 year avg. Source: Agristats 555

Egg Sets Growth Moderating with Q3 +0.5% Y/Y; Hatchability Improving but Remains Challenged Chicken Egg Sets Chicken Hatchability by Week - USDA by Week - USDA 240,000 85.00% 84.00% 230,000 83.00% 220,000 82.00% 210,000% 81.00% 200,000 80.00% 190,000 ThousandsEggs of 79.00% 180,000 78.00% 170,000 77.00% 5 Year Range 2016 2017 2018 5 year avg 5 Year Range 2016 2017 2018 5 year avg Source: USDA 666

2018 YTD Chick Placements Up 1.2% Chicken Broiler Placed by Week- USDA 195,000 190,000 185,000 180,000 175,000 Head (000) 170,000 165,000 160,000 5 Year Range 2016 2017 2018 5 Yr. Avg Source: USDA 777

Tray Pack Increasing Share of Total Heads, Small Birds Continue Declining Head Processed by Size 100% 15.1% 15.6% 90% 18.3% 19.7% 21.4% 20.9% 21.2% 21.6% 80% 19.1% 19.3% 70% 19.4% 19.3% 20.9% 22.5% 23.6% 25.3% 60% 50% 42.9% 40.7% 35.5% 35.0% 40% 32.2% 31.2% 30.4% 30.2% 30% 20% 24.4% 26.9% 26.1% 25.5% 25.3% 24.8% 10% 23.0% 22.9% 0% 2011 2012 2013 2014 2015 2016 2017 2018 <4.25 4.26-6.25 6.26-7.75 >7.75 Source: USDA 888

Cold Storage Inventories Increase Continue to be Driven Primarily by “Other” Total Chicken Inventories 1,000,000 950,000 900,000 850,000 800,000 750,000 LBS (000) LBS 700,000 650,000 600,000 550,000 500,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2017 2018 5 Year Average  “Other” category accounts for majority of Y/Y increase.  LQ inventories are higher M/M, but still well below 5-year average.  Breast meat climbed in August, but total for Q3-18 was in-line with Q3-17.  Wings higher to support inventory build-up for “wing season” demand. Source: USDA 999

2018 Pricing Stabilizing After a Counter Seasonal Summer Cutout Value 110.00 100.00 90.00 80.00 Cents/Lb 70.00 60.00 57.27 50.00 1/6 2/3 3/3 6/9 7/7 8/4 9/1 1/20 2/17 3/17 3/31 4/14 4/28 5/12 5/26 6/23 7/21 8/18 9/15 9/29 12/8 10/13 10/27 11/10 11/24 12/22 5 Year Range 2016 2017 2018 5 Year Avg Source: PPC, EMI 101010

Boneless Breast Weak but Stabilizing, LQ and Tenders Steady, Wings Higher USDAUSDA Boneless/Skinless Boneless/Skinless Breast Breast NE NE USDAUSDA Tenders Tenders NE NE 215.00 255.00 195.00 235.00 215.00 175.00 195.00 155.00 175.00 Cents/Lb 135.00 155.00 Cents/Lb 135.00 115.00 125.82 115.00 95.00 93.43 95.00 75.00 75.00 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 10/2 11/1 12/1 10/2 11/1 12/1 5 Year Range 2016 2017 2018 5 Year Average 5 Year Range 2016 2017 2018 5 Year Average USDAUSDA Leg Leg Quarters Quarters NE USDAUSDA Whole Whole Wings Wings NE NE 60.00 240.00 55.00 220.00 50.00 45.00 200.00 40.00 180.00 35.00 Cents/Lb 30.00 30.27 Cents/Lb 160.00 152.27 25.00 140.00 20.00 15.00 120.00 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 10/2 11/1 12/1 10/2 11/1 12/1 5 Year Range 2016 2017 2018 5 Year Average 5 Year Range 2016 2017 2018 5 Year Average Source: USDA 111111

Small Birds Moderated but Tracking Well to 2017 EMI WOG 2.5-4.0 LBS 120 110 100 90 Cents/Lb. 80 82.99 70 60 1/5 2/2 3/2 6/8 7/6 8/3 1/19 2/16 3/16 3/30 4/13 4/27 5/11 5/25 6/22 7/20 8/17 8/31 9/14 9/28 11/9 12/7 10/12 10/26 11/23 12/21 5 Year Range 2016 2017 2018 5 Year Average Source: EMI 121212

Corn Stocks to Decrease from Record Levels Global Corn Stocks Global Corn Stocks/Use Excluding China Excluding China 16.0% (Million Metric Tons) 15.3% 14.9% 15.0% 140 14.4% 14.4% 127.1 14.1% 14.0% 130 13.7% 118.7 14.0% 120 109.4 13.0% 12.6% 110 103.2 100.9 100 94.1 92.8 93.7 89.9 12.0% 11.7% 11.8% 90 78.5 80 73.4 67.9 11.0% 10.6% 70 10.2% 60 10.0% 50 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017e 2018p 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017e 2018p  2017 and 2018 stocks expected to decline, plenty of supply remains available.  Stocks/use projected to tighten in 2018. Source: USDA 131313

Global Soybean Inventories Projected to Grow Global Soybean Stocks Global Soybean Stocks/Use (Million Metric Tons) 120 110.0 35.0% 100 96.7 96.7 33.0% 31.2% 31.0% 29.4% 28.7% 78.5 80 77.5 29.0% 27.6% 69.9 27.0% 25.7% 62.7 25.0% 25.0% 59.5 61.8 60 57.4 25.0% 52.9 53.4 23.0% 22.4% 44.0 23.0% 22.0% 20.8% 19.9% 40 21.0% 19.0% 20 17.0% 15.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017e 2018p 0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017e 2018p  Stocks are projected to set new record in ’18, at 110.0 MMT.  China tariffs continue to impact soybeans, contributing to a large US soybean supply. Source: USDA 141414

Third Quarter 2018 Financial Review  US non-commodity remains relatively Main Indicators ($M)** Q3-18 Q3-17 better vs commodity, MX pricing pressured by supply increase in Net Revenue 2,697.6 2,793.9 response to strong 1H environment, Gross Profit 169.7 478.6 UK/Europe continuing to improve. SG&A 84.4 106.4  SG&A lower due to realized synergies Operating Income 85.3 372.2 despite more brand investments in US Net Interest 31.1 22.5 and MX. Net Income 29.3 232.7  Adjusted Q3-18 EBITDA, excluding Earnings Per Share commodity, shows benefits of portfolio 0.12 0.93 (EPS) and geographical diversification. Adjusted EBITDA* 156.0 463.6 Adjusted EBITDA 5.8% 16.6% In $M U.S. EU MX Margin* * This is a non-GAAP measurement considered by management to be Net Revenue 1,864.2 526.7 306.7 useful in understanding our results. Please see the appendix and most Operating Income 74.2 23.5 (12.4) recent SEC financial filings for definition of this measurement and reconciliation to GAAP. Operating Income 4.0% 4.5% (4.0)% ** Consolidated results include full-quarter of Moy Park, in accordance to Margin U.S. GAAP. Source: PPC 151515

Third Quarter 2018 Capital Spending CapexCapex (US$M) (US$M)  Strong Free Cash Flow generation has enabled us to direct more capital spending towards identified projects with rapid payback and structural projects.  New strategic projects will support key customers growth and de-emphasize our exposure to commodity markets by yielding a more differentiated portfolio. Source: PPC 161616

Investor Relations Contact Investor Relations: Dunham Winoto Director, Investor Relations E-mail: IRPPC@pilgrims.com Address: 1770 Promontory Circle Greeley, CO 80634 USA Website: www.pilgrims.com 171717

APPENDIX 181818

Appendix: EBITDA Reconciliation “EBITDA” is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (i) income (loss) attributable to non-controlling interests, (ii) restructuring charges, (iii) reorganization items, (iv) losses on early extinguishment of debt and (v) foreign currency transaction losses (gains). EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Thirteen Weeks Ended Thirty-Nine Weeks Ended September September 24, September September 24, 30, 2018 2017 30, 2018 2017 (In thousands) Net income $ 29,463 $ 238,313 $ 255,031 $ 584,242 Add: Interest expense, net 31,093 22,508 115,236 62,715 Income tax expense (benefit) 30,848 113,396 106,367 278,046 Depreciation and amortization 71,971 71,763 211,450 204,625 Minus: Amortization of capitalized financing costs 944 1,181 4,337 3,129 EBITDA 162,431 444,799 683,747 1,126,499 Add: Foreign currency transaction losses (gains) (6,711) (888) (2,802) (2,500) Acquisition charges 16 15,039 320 15,039 Restructuring charges 257 4,147 2,181 8,496 Non-recurring expense 164 — 3,462 — Minus: Net income (loss) attributable to noncontrolling interest 153 (460) (238) 514 Adjusted EBITDA $ 156,004 $ 463,557 $ 687,146 $ 1,147,020 Source: PPC. Source: PPC 191919

Appendix: EBITDA Margin Reconciliation

EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by Net Revenue for the applicable period.

PILGRIM'S PRIDE CORPORATION

Reconciliation of EBITDA Margin

(Unaudited)	Thirteen Weeks Ended		Thirty-Nine Weeks Ended		Thirteen Weeks Ended		Thirty-Nine Weeks Ended	
	September 30, 2018	September 24, 2017	September 30, 2018	September 24, 2017	September 30, 2018	September 24, 2017	September 30, 2018	September 24, 2017
	(In thousands)							
Net income	$ 29,463	$ 238,313	$ 255,031	$ 584,242	1.09 %	8.53 %	3.08 %	7.28 %
Add:								
Interest expense, net	31,093	22,508	115,236	62,715	1.15 %	0.81 %	1.39 %	0.78 %
Income tax expense	30,848	113,396	106,367	278,046	1.14 %	4.06 %	1.28 %	3.46 %
Depreciation and amortization	71,971	71,763	211,450	204,625	2.67 %	2.57 %	2.55 %	2.55 %
Minus:								
Amortization of capitalized financing costs	944	1,181	4,337	3,129	0.03 %	0.04 %	0.05 %	0.04 %
EBITDA	162,431	444,799	683,747	1,126,499	6.02 %	15.92 %	8.25 %	14.03 %
Add:								
Foreign currency transaction losses (gains)	(6,711)	(888)	(2,802)	(2,500)	(0.25)%	(0.03)%	(0.03)%	(0.03)%
Acquisition charges	16	15,039	320	15,039	— %	0.54 %	— %	0.19 %
Restructuring charges	257	4,147	2,181	8,496	0.01 %	0.15 %	0.03 %	0.11 %
Non-recurring expense	164	—	3,462	—	0.01 %	— %	0.04 %	— %
Minus:								
Net income (loss) attributable to noncontrolling interest	153	(460)	(238)	514	0.01 %	(0.02)%	— %	0.01 %
Adjusted EBITDA	$ 156,004	$ 463,557	$ 687,146	$ 1,147,020	5.78 %	16.59 %	8.30 %	14.28 %
Net Revenue	$ 2,697,604	$ 2,793,885	$ 8,280,995	$ 8,025,511	$2,697,604	$2,793,885	$8,280,995	$8,025,511

Source: PPC

Pilgrim's All about great taste.

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Appendix: Reconciliation of Adjusted Net Income A reconciliation of net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share to adjusted net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Net Income (Unaudited) Thirteen Weeks Ended Thirty-Nine Weeks Ended September 30, September 24, September 30, September 24, 2018 2017 2018 2017 (In thousands, except per share data) Net income (loss) attributable to Pilgrim's Pride Corporation $ 29,310 $ 232,680 $ 255,269 $ 560,242 Adjustments, net of tax: Loss on early extinguishment of debt 929 113 13,050 113 Acquisition and restructuring charges 213 11,336 1,948 14,282 Foreign currency transaction losses (gains) (5,226) (602) (2,182) (1,693) $ 25,226 $ 243,527 $ 268,085 $ 572,944 U.S. Tax Cuts & Jobs Act transition tax 26,400 — 26,400 — Adjusted net income (loss) $ 51,626 $ 243,527 $ 294,485 $ 572,944 Weighted average diluted shares of common stock outstanding 249,179 248,988 249,076 248,962 Adjusted net income (loss) per common diluted share $ 0.21 $ 0.98 $ 1.18 $ 2.30 Source: PPC. Source: PPC 212121

Appendix: Adjusted EPS Bridge A reconciliation of GAAP earnings per share (EPS) to adjusted earnings per share (EPS) is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Thirteen Weeks Ended Thirty-Nine Weeks Ended September 30, September 24, September 30, September 24, 2018 2017 2018 2017 (In thousands, except per share data) GAAP EPS $ 0.12 $ 0.93 $ 1.02 $ 2.25 Adjustments, net of tax: Loss on early extinguishment of debt — — 0.05 — Acquisition and restructuring charges — 0.05 0.01 0.06 Foreign currency transaction losses (gains) (0.02) — (0.01) (0.01) $ 0.10 $ 0.98 $ 1.07 $ 2.30 U.S. Tax Cuts & Jobs Act transition tax 0.11 — 0.11 — Adjusted EPS $ 0.21 $ 0.98 $ 1.18 $ 2.30 Weighted average diluted shares of common stock outstanding 249,179 248,988 249,076 248,962 Source: PPC. Source: PPC 222222

Appendix: Segment and Geographic Data PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data (Unaudited) Thirteen Weeks Ended Thirty-Nine Weeks Ended September 30, September 24, September 30, September 24, 2018 2017 2018 2017 (In thousands) Sources of net sales by country of origin: US $ 1,864,169 $ 1,938,542 $ 5,604,709 $ 5,557,089 Europe 526,722 514,325 1,634,125 1,473,854 Mexico 306,713 341,018 1,042,161 994,568 Total net sales $ 2,697,604 $ 2,793,885 $ 8,280,995 $ 8,025,511 Sources of cost of sales by country of origin: US $ 1,732,803 $ 1,561,333 $ 5,137,049 $ 4,656,825 Europe 485,435 467,374 1,500,994 1,336,123 Mexico 309,650 286,617 911,358 822,822 Elimination (25) (23) (34) (69) Total cost of sales $ 2,527,863 $ 2,315,301 $ 7,549,367 $ 6,815,701 Sources of gross profit by country of origin: US $ 131,366 $ 377,209 $ 467,660 $ 900,262 Europe 41,288 46,951 133,131 137,734 Mexico (2,938) 54,401 130,803 171,745 Elimination 25 23 34 69 Total gross profit $ 169,741 $ 478,584 $ 731,628 $ 1,209,810 Sources of operating income by country of origin: US $ 74,206 $ 307,962 $ 300,960 $ 719,121 Europe 23,470 18,569 68,545 51,874 Mexico (12,355) 45,692 102,512 146,241 Elimination 25 23 34 69 Total operating income $ 85,346 $ 372,246 $ 472,051 $ 917,305 Source: PPC. Source: PPC 232323